UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  December 13, 2013

Morgan Stanley Bank of America Merrill Lynch Trust 2013-C13
(Exact name of issuing entity)

Morgan Stanley Capital I Inc.
(Exact name of registrant as specified in its charter)

Morgan Stanley Mortgage Capital Holdings LLC
Bank of America, National Association
CIBC Inc.
(Exact names of sponsors as specified in their charters)

Delaware	333-180779-06	13-3291626
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

1585 Broadway New York, New York	10036
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (212) 761-4000

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A amends the Current Report on Form 8-K (the “Form 8-K”), dated and filed as of December 13, 2013, with respect to Morgan Stanley Bank of America Merrill Lynch Trust 2013-C13.  The purpose of this amendment is to file the executed version of the agreement filed as Exhibit 4.1 to the Form 8-K.

Item 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(d)    Exhibits:

1.1
Underwriting Agreement, dated as of November 26, 2013, between Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC, Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and CIBC World Markets Corp. (Filed as Exhibit 1.1 to the Form 8-K and incorporated by reference herein)

4.1
Pooling and Servicing Agreement, dated as of December 1, 2013, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, U.S. Bank National Association, as trustee, Situs Holdings, LLC, as trust advisor, and Wells Fargo Bank, National Association, as certificate administrator, custodian, certificate registrar and authenticating agent.

99.1
Mortgage Loan Purchase Agreement, dated November 26, 2013, between Morgan Stanley Capital I Inc. and Morgan Stanley Mortgage Capital Holdings LLC. (Filed as Exhibit 99.1 to the Form 8-K and incorporated by reference herein)

99.2
Mortgage Loan Purchase Agreement, dated November 26, 2013, between Morgan Stanley Capital I Inc. and Bank of America, National Association. (Filed as Exhibit 99.2 to the Form 8-K and incorporated by reference herein)

99.3	Mortgage Loan Purchase Agreement, dated November 26, 2013, between Morgan Stanley Capital I Inc. and CIBC Inc. (Filed as Exhibit 99.3 to the Form 8-K and incorporated by reference herein)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Morgan Stanley Capital I Inc.

By: /s/ Stephen Holmes
Name: Stephen Holmes
Title: Vice President

Date:  February 25, 2014

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EXHIBIT INDEX

Exhibit Number	Description

1.1
Underwriting Agreement, dated as of November 26, 2013, between Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC, Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and CIBC World Markets Corp. (Filed as Exhibit 1.1 to the Form 8-K and incorporated by reference herein)

4.1
Pooling and Servicing Agreement, dated as of December 1, 2013, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, U.S. Bank National Association, as trustee, Situs Holdings, LLC, as trust advisor, and Wells Fargo Bank, National Association, as certificate administrator, custodian, certificate registrar and authenticating agent.

99.1
Mortgage Loan Purchase Agreement, dated November 26, 2013, between Morgan Stanley Capital I Inc. and Morgan Stanley Mortgage Capital Holdings LLC. (Filed as Exhibit 99.1 to the Form 8-K and incorporated by reference herein)

99.2
Mortgage Loan Purchase Agreement, dated November 26, 2013, between Morgan Stanley Capital I Inc. and Bank of America, National Association. (Filed as Exhibit 99.2 to the Form 8-K and incorporated by reference herein)

99.3	Mortgage Loan Purchase Agreement, dated November 26, 2013, between Morgan Stanley Capital I Inc. and CIBC Inc. (Filed as Exhibit 99.3 to the Form 8-K and incorporated by reference herein)

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